AMENDMENT AGREEMENT NO. 2

dated as of 29 March 2016

between

Meritor HVS AB
as Seller

and

Viking Asset Purchaser No. 7 IC
an incorporated cell of Viking Global Finance ICC
as Purchaser

and

Citicorp Trustee Company Limited
as Programme Trustee

(the “Amendment Agreement”)

1.	BACKGROUND AND DEFINITIONS

1.1
The parties hereto have entered into a receivables purchase agreement dated 28 June 2011 between Meritor HVS AB as Seller, Viking Asset Purchaser No. 7 IC, an incorporated cell of Viking Global Finance ICC, as Purchaser and Citicorp Trustee Company Limited as Programme Trustee as amended, restated and supplemented from time to time (the “Receivables Purchase Agreement”).

1.2	The parties now wish to amend the Receivables Purchase Agreement in accordance with the provisions set out herein.

1.3	Capitalised terms shall, unless the context otherwise requires, have the meaning given to them in the Receivables Purchase Agreement.

2.	AMENDMENT

2.1
The parties hereto agree that with effect as of the date of this Amendment Agreement the definition of Total Commitments under Clause 1.1 Definitions of the Receivables Purchase Agreement shall be amended as follows:

“Total Commitments” means the part of the aggregate of the Commitments as reserved by the Accounts Administrator to be used in relation to the Transaction, being EUR One hundred and fifty five million (155,000,000). The Total Commitments may (to the extent possible) be increased as agreed between the Seller and the Accounts Administrator from time to time.

1.	MISCELLANEOUS

1.4
For the avoidance of doubt, the Receivables Purchase Agreement, as amended and extended from time to time, shall remain in full force and effect and the provisions set out in this Amendment Agreement shall only take effect as specified herein.

1.5	This Amendment Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed this Amendment Agreement on the respective dates specified below with effect from the date specified in Clause 2.1 above.

For and behalf of
Meritor HVS AB

By:	/s/ Eric Moss_____________________

Name:	Eric Moss

Title:	Authorized Signer
For and behalf of
Viking Asset Purchaser No. 7 IC

By:	/s/ M. Jabey_____________________
Name: M. Jabey
Title: Sweden

For and behalf of
Citicorp Trustee Company Limited

By:	/s/ David Mares_____________________
Name: David Mares
Title: Director